MANAGED HIGH YIELD PLUS FUND INC.                             SEMIANNUAL REPORT

Dear Shareholder,                            January 15, 2000

We are pleased to present you with the semiannual report for Managed High Yield Plus Fund Inc. (the "Fund") for the six-month period ended November 30, 1999.

HIGHLIGHTS OF THIS REPORT
-------------------------------------------------------------------------------
- After slumping for several months, high-yield bond issuance picked up strongly in November (page 2)

- The Fund outperformed its benchmark on a net-asset value basis for the six months ended November 30, 1999 (page 2)

- The Fund's biggest sector remained fixed communications (20.3%--page 3) - We believe the market has discounted the default rate for 2000 too deeply, and see opportunity in high-yield investments (page 5)



MARKET REVIEW
-------------------------------------------------------------------------------

Attractive buying opportunities arose in the high yield sector during the first two weeks of August, as Y2K related fears drove investors out of the market. Investors expected a massive surge of new supply in September and October, as issuers strove to complete their financing ahead of potential Y2K problems. Huge open-end fund redemptions were expected for the same reason. The market sold down during

July and early August as a result, and buyers backed away from new issues. Facing reluctant, highly selective buyers, many issuers re-priced deals to offer higher yields. The anticipated new supply did not materialize. Estimates for September through October issuance had run as high as $30 billion; instead, it totaled $7.5 billion. October was the third consecutive month of issuance below $5 billion. The situation began to change in November.

By month-end new issuance reached about $16 billion, almost exclusively from well-known telecommunications companies such as Nextel and Global Crossing. Most of the new debt traded up in the secondary market, another important change from August through October. For the six months ended November 30, 1999, the Credit Suisse First Boston High Yield Bond Index lost 0.71%.

Managed High Yield Plus Fund Inc.

INVESTMENT GOALS:
Primarily, high income;
secondarily, capital
appreciation

PORTFOLIO MANAGER:
Thomas J. Libassi,
Mitchell Hutchins Asset
Management Inc.

COMMENCEMENT:
June 26, 1998

NYSE SYMBOL:
HYF

DIVIDEND PAYMENTS:
Monthly

SEMIANNUAL REPORT

                                PORTFOLIO REVIEW
---------------------------------------------------------------------------------------------

PERFORMANCE

AVERAGE ANNUAL RETURNS (%), PERIODS ENDED 11/30/99
                                                                           Since Inception
                                         6 Mos.(1)            1 Yr.            6/26/98
---------------------------------------------------------------------------------------------
Net Asset Value Return(2)                 0.65              1.16               -6.11
Market Price Return(3)                   -7.40             -6.36              -11.51
CS First Boston High Yield Bond Index    -0.71              1.81               -0.92
---------------------------------------------------------------------------------------------
SHARE PRICE, DIVIDEND AND YIELD, 11/30/99
---------------------------------------------------------------------------------------------
Net Asset Value                                                               $11.67
Market Price                                                                  $10.69
12-Mo. Dividend                                                                $1.50
Market Yield(4)                                                               14.03%
IPO Yield(4)                                                                  10.00%
---------------------------------------------------------------------------------------------


PORTFOLIO POSITIONING

The Fund's top sector remained fixed communications (conventional telephone systems), emphasizing companies that own fiber optic networks, such as Metromedia Fiber (1.0%) and

Northeast Optic Network (1.7%).* We believe these companies will benefit as the standard for telecommunications service shifts to a combination of voice and data transmission. In cable, we favor new entrants that offer integrated voice, data and video, such as RCN Corporation (1.4%) and Knology Holdings (1.6%) in the United States, and United Pan European Communications in Europe (3.0%).





(1) NAV and market price returns for periods of less than one year are not annualized.

(2) NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.

(3) Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.

(4) IPO yield is calculated by multiplying the November distribution by 12 and dividing by the initial public offering price. Market yield is calculated by multiplying the November distribution by 12 and dividing by the Fund's closing price on November 30, 1999.

* Weightings represent percentages of portfolio assets as of November 30, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

MANAGED HIGH YIELD PLUS FUND INC.                             SEMIANNUAL REPORT

TOP FIVE SECTORS*

As of 11/30/99                         %      As of 5/31/99                         %
------------------------------------------------------------------------------------------
Communications (fixed)              20.3      Communications (fixed)              17.5
Technology                          11.1      Cable                                9.9
Cable                               10.8      Technology                           8.1
Service                              7.7      Service                              8.0
Energy                               5.9      General Industrial                   7.1
------------------------------------------------------------------------------------------
Total                               55.8      Total                               50.6

We sought to reduce the Fund's sensitivity to rising interest rates by selling some of its most rate-sensitive holdings. As a consequence, we reduced the Fund's holdings of BB-rated bonds from about 26% as of May 31,

1999 to about 20% at period-end. Assets moved out of BB credits were reinvested into B-rated credits, which slightly reduced overall portfolio quality. During the period about 4% of the Fund's B holdings were downgraded to

CCC credits, which resulted in an overweighting to this lower-quality credit tier. To correct this overweighting we sold some of the Fund's CCC holdings and reinvested the proceeds in B credits.

CREDIT QUALITY*
                           11/30/99                5/31/99
---------------------------------------------------------------------------------------------------------------------------
Cash                             0.6%                   2.1%
BB & Higher                     19.9                   25.8
B                               59.6                   56.8
CCC & Lower                      9.2                    2.6
Non-Rated                        7.3                   11.3
Equity/Preferred                 3.4                    1.4
---------------------------------------------------------------------------------------------------------------------------
Total                          100.0                  100.0




Two issues we bought at what we believe were attractive discounts were Blount 13's of `09 and Intersil 13.25's of `09. We believe that under better market conditions Blount could have sold with a yield in the low

11% range. Intersil offered a yield of 13.25% with equity participation thrown in. As of November 30, 1999, the Blount bonds the Fund purchased were trading around 105% of par value; the Intersil bonds were trading at 120% of par. Of course, no guarantee can be given that these or any other high yield securities will continue to increase in value in the future.


* Weightings represent percentages of portfolio assets as of November 30, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

TOP TEN HOLDINGS*
                                     11/30/99                                  5/31/99
--------------------------------------------------------------------------------------------
Northeast Optic Network Inc.           1.7%   Viatel                             2.7%
Intersil                               1.7    Northeast Optic Network Inc.       1.7
Verio                                  1.7    Verio                              1.7
Williams                               1.7    Alestra S.A.                       1.6
Alestra S.A.                           1.6    Hyperion Telecommunications        1.5
Hyperion Telecommunications            1.6    NTL Inc.                           1.5
Knology Holdings                       1.6    Samsung Electronics                1.4
Mrs. Fields                            1.6    Westpoint Stevens                  1.4
Park N View                            1.6    Orion Refining                     1.3
Blount                                 1.5    Lyondell                           1.3
--------------------------------------------------------------------------------------------
Total                                 16.3    Total                             16.1



OUTLOOK
-------------------------------------------------------------------------------
We see the greatest opportunity in the high end of the single-B sector, where yields of up to 13% are available with what we believe to be less credit risk than some CCC-rated bonds. We expect to maintain our focus on high single-B credits going forward.

The high yield sector has been in a bear market since August 1998, after Russia devalued the ruble. As of mid-November 1999, the CS First Boston High Yield Bond Index spread to Treasurys was 628 basis points--well above its average of 506 basis points since the end of the last recession in 1992. We believe the Fund is well positioned to benefit from any market recovery; we think we have bought good assets cheaply, the overall credit quality is good and the Fund is well diversified.


CHARACTERISTICS*
                                       11/30/99                5/31/99
-------------------------------------------------------------------------------
Weighted Average Maturity              7.43 yrs                7.89 yrs
Weighted Average Price                  $86.28                  $87.48
Net Leverage                            28.43%                  26.46%
Net Assets ($mm)                        $371.9                   $388.9
-------------------------------------------------------------------------------

     Prices of high-yield securities tend to reflect potential defaults six to twelve months in advance. As of November 22, 1999, the CS First Boston High Yield Bond Index spread had narrowed to

614 basis points, implying a perceived default rate of about 5.5% for 2000. We expect the actual rate to fall somewhere between 3-4%. We believe defaults are peaking now, and will decline in 2000. If correct, our view implies that current prices are discounting the 2000 default rate too heavily, and that there may be upside potential in high yields.


* Weightings represent percentages of portfolio assets as of November 30, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

MANAGED HIGH YIELD PLUS FUND INC.                             SEMIANNUAL REPORT


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on Managed High Yield Plus Fund Inc. or another fund in the PaineWebber Family of Funds,5 please contact your Financial Advisor.

Sincerely,





/s/ Margo Alexander

MARGO ALEXANDER
Chairman and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.





/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Operating Officer
Mitchell Hutchins
Asset Management Inc.





/s/ Thomas J. Libassi

THOMAS J. LIBASSI
Portfolio Manager
Managed High Yield Plus Fund Inc.





     This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended November 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.



(5) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

MANAGED HIGH YIELD PLUS FUND INC.

PORTFOLIO OF INVESTMENTS                           NOVEMBER 30, 1999 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                 DATES                RATES              VALUE
---------                                                       ---------------------  ------------------  ----------------
CORPORATE BONDS--132.10%
AUTOMOTIVE--2.18%

$  4,500    HDA Parts Systems Incorporated**..................        08/01/05                    12.000%    $  4,050,000
   4,000    JL French Automotive Castings**...................        06/01/09                    11.500        4,040,000
                                                                                                             ------------
                                                                                                                8,090,000
                                                                                                             ------------
CABLE--14.76%

  14,500    21st Century Telecom Group Incorporated...........        02/15/08                    12.250+       6,670,000
  13,250    Knology Holdings Incorporated.....................        10/15/07                    11.875+       8,215,000
   6,000    NTL Incorporated..................................        10/01/08                    11.500        6,510,000
  11,175    Park 'N View Incorporated.........................        05/15/08                    13.000        8,381,250
  10,000    RCN Corporation...................................        10/15/07                    11.125+       7,100,000
   3,000    UIH Australia/Pacific Incorporated................        05/15/06                    14.000+       2,430,000
   4,775    United Pan Europe**...............................        08/01/09                    10.875        4,894,375
  18,650    United Pan Europe**...............................  08/01/09 to 11/01/09   12.500 to 13.375+       10,673,750
                                                                                                             ------------
                                                                                                               54,874,375
                                                                                                             ------------
CHEMICALS--3.26%

   1,000    Georgia Gulf Corporation**........................        11/01/07                    10.375        1,040,000
   6,800    Lyondell Chemical Company.........................        05/01/07                     9.875        6,987,000
   4,000    ZSC Specialty**...................................        07/01/09                    11.000        4,080,000
                                                                                                             ------------
                                                                                                               12,107,000
                                                                                                             ------------
COMMUNICATIONS-FIXED--27.04%

   8,687    Alestra S.A.**....................................        05/15/06                    12.125        8,567,554
   5,000    Allegiance Telecom Incorporated...................        05/15/08                    12.875        5,550,000
   6,750    Barak ITC.........................................        11/15/07                    12.500+       3,645,000
   2,250    Carrier1 International S.A.#......................        02/15/09                    13.250        2,317,500
   4,130    Esprit Telecom Group PLC..........................        06/15/08                    10.875        4,150,650
   3,500    Facilicom International Incorporated..............        01/15/08                    10.500        3,080,000
   5,000    Flag Limited......................................        01/30/08                     8.250        4,500,000
   5,000    Global Crossing Holdings Limited**................        11/15/09                     9.500        4,925,000
   6,000    GlobeNet Communications Group**...................        07/15/07                    13.000        6,060,000
   6,000    GST Equipment Funding Incorporated................        05/01/07                    13.250        6,000,000
   7,750    Hyperion Telecommunications Incorporated..........        11/01/07                    12.000        8,098,750
   5,000    Metromedia Fiber Network Incorporated.............        11/15/08                    10.000        5,050,000
   5,125    NEXTLINK Communications Incorporated..............        06/01/09                    10.750        5,253,125
   8,500    NorthEast Optic Network Incorporated..............        08/15/08                    12.750        9,010,000
   7,475    Pathnet Incorporated..............................        04/15/08                    12.250        4,784,000
   4,750    Tele1 Europe BV**.................................        05/15/09                    13.000        4,821,250
  10,000    Viatel Incorporated...............................        04/15/08                    12.500+       6,100,000
   8,250    Williams Communications Group.....................        10/01/09                    10.875        8,621,250
                                                                                                             ------------
                                                                                                              100,534,079
                                                                                                             ------------
COMMUNICATIONS-MOBILE--6.95%

   6,500    ICO Global Communications Limited(b)#.............        08/01/05                    15.000        3,250,000
   5,000    Nextel Communications Incorporated................        02/15/08                     9.950+       3,525,000
  12,500    Nextel International Incorporated.................        04/15/08                    12.125+       6,875,000
   7,500    PTC International Finance**.......................        12/01/09                    11.250        7,443,750

MANAGED HIGH YIELD PLUS FUND INC.

PRINCIPAL
 AMOUNT                                                               MATURITY             INTEREST
 (000)                                                                 DATES                 RATES              VALUE
---------                                                       ---------------------  ------------------  ----------------
CORPORATE BONDS--(CONTINUED)
COMMUNICATIONS-MOBILE--(CONCLUDED)
$  5,250    Spectrasite Holdings Incorporated.................        04/15/09                    11.250%+   $  2,677,500
   2,000    Voicestream Wire**................................        11/15/09                    10.375        2,080,000
                                                                                                             ------------
                                                                                                               25,851,250
                                                                                                             ------------
CONSUMER MANUFACTURING--2.82%

   4,000    Commemorative Brands Incorporated.................        01/15/07                    11.000        2,720,000
   4,500    Decora Industries Incorporated....................        05/01/05                    11.000        3,870,000
   4,250    Jafra Cosmetics International Incorporated........        05/01/08                    11.750        3,910,000
                                                                                                             ------------
                                                                                                               10,500,000
                                                                                                             ------------
ENERGY--8.22%

   1,650    GulfMark Offshore Incorporated....................        06/01/08                     8.750        1,505,625
   4,000    Key Energy Services Incorporated..................        01/15/09                    14.000        4,360,000
   4,000    Northern Offshore ASA.............................        05/15/05                    10.000        2,400,000
   7,484    Orion Refining Corporation**......................        12/01/03                    15.000        6,660,904
   2,700    Pride International Incorporated..................        06/01/09                    10.000        2,740,500
   5,750    R & B Falcon Corporation..........................        12/15/08                     9.500        5,678,125
   7,500    Tesoro Petroleum Corporation......................        07/01/08                     9.000        7,218,750
                                                                                                             ------------
                                                                                                               30,563,904
                                                                                                             ------------
FINANCE--5.27%

   5,000    Airplanes Pass-Through Trust......................        03/15/19                    10.875        4,450,000
   5,000    Morgan Stanley Aircraft Finance...................        03/15/23                     8.700        4,300,000
   5,500    Olympic Financial Limited.........................        03/15/07                    11.500        5,582,500
   5,000    Signet Capital Trust I............................        08/15/27                     9.500        2,500,000
   5,050    Superior National Insurance Group.................        12/01/17                    10.750        2,777,500
                                                                                                             ------------
                                                                                                               19,610,000
                                                                                                             ------------
FOOD & BEVERAGE--4.85%

   6,500    Iowa Select Farms L.P.**..........................        12/01/05                    10.750        3,510,000
  15,875    Mrs. Field's Holdings Company Incorporated**#.....        12/01/05                    14.000+       8,255,000
   7,308    Packaged Ice Incorporated.........................        02/01/05                     9.750        6,284,880
                                                                                                             ------------
                                                                                                               18,049,880
                                                                                                             ------------
GAMING--2.30%

   4,000    Hollywood Casino Corporation......................        05/01/07                    11.250        4,140,000
   4,625    Park Place Entertainment Corporation..............        12/15/05                     7.875        4,399,531
                                                                                                             ------------
                                                                                                                8,539,531
                                                                                                             ------------
GENERAL INDUSTRIAL--7.02%

   7,000    Aqua Chemical Incorporated........................        07/01/08                    11.250        3,780,000
   7,500    Blount Incorporated**.............................        08/01/09                    13.000        7,856,250
   3,000    J.B. Poindexter & Company Incorporated............        05/15/04                    12.500        2,835,000
   1,325    Jordan Telecommunication Products.................        08/01/07                     9.875        1,298,500
   5,900    Jordan Telecommunication Products.................        08/01/07                    11.750+       5,133,000

MANAGED HIGH YIELD PLUS FUND INC.

PRINCIPAL
 AMOUNT                                                               MATURITY             INTEREST
 (000)                                                                 DATES                 RATES              VALUE
---------                                                       ---------------------  ------------------  ----------------
CORPORATE BONDS--(CONTINUED)
GENERAL INDUSTRIAL--(CONCLUDED)
$  7,000    Sabreliner Corporation**..........................        06/15/08                    11.000%    $  5,197,500
                                                                                                             ------------
                                                                                                               26,100,250
                                                                                                             ------------
HEALTHCARE--1.49%

   3,000    Fresenius Medical Care Capital Trust..............        02/01/08                     7.875        2,730,000
   2,700    Triad Hospitals Holdings Incorporated**...........        05/15/09                    11.000        2,794,500
                                                                                                             ------------
                                                                                                                5,524,500
                                                                                                             ------------
HOTELS & LODGING--2.79%

   4,650    Host Marriott L.P.................................        02/15/06                     8.375        4,417,500
   2,875    Signature Resorts Incorporated....................        05/15/06                     9.250        2,673,750
   5,072    Silverleaf Resorts Incorporated...................        04/01/08                    10.500        3,296,800
                                                                                                             ------------
                                                                                                               10,388,050
                                                                                                             ------------
METALS--1.16%

   6,000    Metal Management Incorporated.....................        05/15/08                    10.000        4,320,000
                                                                                                             ------------
PAPER & PACKAGING--1.42%

   5,125    Packaging Corporation of America..................        04/01/09                     9.625        5,291,562
                                                                                                             ------------
REAL ESTATE--2.34%

   6,000    American Architectural Products Corporation.......        12/01/07                    11.750        2,280,000
   3,575    D.R. Horton Incorporated..........................        02/01/09                     8.000        3,289,000
   3,500    Engle Homes Incorporated..........................        02/01/08                     9.250        3,150,000
                                                                                                             ------------
                                                                                                                8,719,000
                                                                                                             ------------
RESTAURANTS--1.15%

   5,480    American Restaurant Group Incorporated............        02/15/03                    11.500        4,274,400
                                                                                                             ------------
RETAIL--2.59%

   5,660    Advance Holding Corporation.......................        04/15/09                   12.875+        2,745,100
   1,750    Advance Stores Company Incorporated...............        04/15/08                    10.250        1,505,000
   5,500    Ames Department Stores Incorporated...............        04/15/06                    10.000        5,390,000
                                                                                                             ------------
                                                                                                                9,640,100
                                                                                                             ------------
SERVICE--10.16%

   7,500    Allied Waste North America Incorporated**.........        08/01/09                    10.000        6,853,125
   5,995    American Eco Corporation..........................        05/15/08                     9.625        3,297,250
  11,750    Ameriserve Food Distribution Incorporated.........        07/15/07                    10.125        3,760,000
   6,385    Atlantic Express Transportation Corporation.......        02/01/04                    10.750        6,193,450
   7,750    Budget Group Incorporated.........................        04/01/06                     9.125        6,897,500
   4,000    Nationwide Credit Incorporated....................        01/15/08                    10.250        2,280,000
   4,750    Premier Graphics Incorporated.....................        12/01/05                    11.500        3,325,000
   5,500    Waste Systems International Incorporated#.........        01/15/06                    11.500        5,170,000
                                                                                                             ------------
                                                                                                               37,776,325
                                                                                                             ------------

MANAGED HIGH YIELD PLUS FUND INC.

PRINCIPAL
 AMOUNT                                                               MATURITY             INTEREST
 (000)                                                                 DATES                 RATES              VALUE
---------                                                       ---------------------  ------------------  ----------------
CORPORATE BONDS--(CONCLUDED)
SUPERMARKETS & DRUGSTORES--1.53%

$  6,000    The Pantry Incorporated...........................        10/15/07                    10.250%    $  5,700,000
                                                                                                             ------------
TECHNOLOGY--15.24%

   6,500    Ampex Corporation++...............................        03/15/03                    12.000        6,500,000
   3,500    ASAT Finance LLC**#...............................        11/01/06                    12.500        3,640,000
   3,500    Chippac International Limited**...................        08/01/09                    12.750        3,587,500
   8,000    Earthwatch Incorporated**#........................        07/15/07                    13.000+       5,600,000
   6,000    Fairchild Semiconductor Corporation...............        03/15/07                    10.125        6,000,000
   7,500    Intersil Corporation**#...........................        08/15/09                    13.250        9,000,000
   2,375    PSI Net Incorporated**............................        12/01/06                    10.500        2,392,812
   4,250    SCG Holdings Corporation**........................        08/01/09                    12.000        4,483,750
   8,275    Verio Incorporated................................        12/01/08                    11.250        8,647,375
  11,000    Wam! Net Incorporated.............................        03/01/05                    13.250+       6,820,000
                                                                                                             ------------
                                                                                                               56,671,437
                                                                                                             ------------
TRANSPORTATION--5.38%

   1,465    Eletson Holdings Incorporated.....................        11/15/03                     9.250        1,362,450
   6,500    Equimar Shipholdings Limited......................        07/01/07                     9.875        4,030,000
   6,000    Millenium Seacarriers Incorporated................        07/15/05                    12.000        3,300,000
   6,250    Stena AB..........................................        06/15/07                     8.750        5,343,750
   9,500    TFM S.A. de C.V...................................        06/15/09                    11.750+       5,985,000
                                                                                                             ------------
                                                                                                               20,021,200
                                                                                                             ------------
UTILITIES--2.18%

   2,000    AES Corporation...................................        06/01/09                     9.500        2,020,000
   5,000    Calpine Corporation...............................        04/01/08                     7.875        4,762,500
   1,314    Panda Funding Corporation.........................        08/20/12                    11.625        1,314,423
                                                                                                             ------------
                                                                                                                8,096,923
                                                                                                             ------------
Total Corporate Bonds (cost--$551,926,657)....................                                                491,243,766
                                                                                                             ------------

CONVERTIBLE BONDS--0.32%
SERVICE--0.32%

            Waste Systems International Incorporated**
   1,500    (cost--$1,205,927)................................        05/13/05                     7.000        1,185,000
                                                                                                             ------------

  NUMBER
    OF
  SHARES
----------
COMMON STOCK(a)--1.90%
COMMUNICATIONS-FIXED--1.36%

    4,750   Tele1 Europe BV**.............................................................................        403,750
  110,549   Viatel Incorporated...........................................................................      4,643,058
                                                                                                            -------------
                                                                                                                5,046,808
                                                                                                            -------------

MANAGED HIGH YIELD PLUS FUND INC.

    NUMBER
      OF
SHARES/WARRANTS                                                                                VALUE
---------------                                                                            -------------

COMMON STOCK(a)--(CONCLUDED)
FOOD & BEVERAGE--0.03%

     28,153      Packaged Ice Incorporated...............................................  $      98,536
                                                                                           -------------
GENERAL INDUSTRIAL--0.11%

      2,000      Jordan Telecommunication Products.......................................        400,000
                                                                                           -------------
SERVICE--0.28%

    235,275      Waste Systems International Incorporated................................      1,058,738
                                                                                           -------------
TECHNOLOGY--0.12%

    100,000      Ampex Corporation.......................................................        456,250
                                                                                           -------------
Total Common Stock (cost--$5,154,662)....................................................      7,060,332
                                                                                           -------------

PREFERRED STOCK(a)--2.30%
CABLE--0.17%

      1,264      21st Century Telecom Group Incorporated**...............................        632,000
                                                                                           -------------
COMMUNICATIONS-MOBILE--1.12%

      4,063      Crown Castle International Corporation..................................      4,184,890
                                                                                           -------------
ENERGY--0.05%

    282,988      Orion Refining Corporation..............................................        193,281
                                                                                           -------------
GENERAL INDUSTRIAL--0.72%

      2,683      Jordan Telecommunication Products.......................................      2,683,000
                                                                                           -------------
PAPER & PACKAGING--0.24%

      7,935      Packaging Corporation of America........................................        872,850
                                                                                           -------------
Total Preferred Stock (cost--$8,218,381).................................................      8,566,021
                                                                                           -------------

WARRANTS(a)--0.46%
CABLE--0.25%

      1,000      21st Century Telecom Group Incorporated.................................         10,000
     12,175      Park 'N View Incorporated...............................................        913,125
                                                                                           -------------
                                                                                                 923,125
                                                                                           -------------
COMMUNICATION-FIXED--0.02%

      7,475      Pathnet Incorporated....................................................         74,750
                                                                                           -------------
ENERGY--0.03%

      4,000      Key Energy Services Incorporated........................................        100,000
                                                                                           -------------

MANAGED HIGH YIELD PLUS FUND INC.

 NUMBER OF
 WARRANTS                                                                                    VALUE
---------------                                                                            -------------

WARRANTS(a)--(CONCLUDED)
SERVICE--0.01%

     82,500      Waste Systems International Incorporated**..............................  $      61,875
                                                                                           -------------
TECHNOLOGY--0.15%

     24,000      Wam! Net Incorporated...................................................        546,000
                                                                                           -------------
TRANSPORTATION--0.00%

      6,000      Millenium Seacarriers Incorporated......................................            750
                                                                                           -------------
Total Warrants (cost--$113)..............................................................      1,706,500
                                                                                           -------------

PRINCIPAL
 AMOUNT                                                            MATURITY    INTEREST
  (000)                                                              DATE        RATE
---------                                                          ---------  ----------
REPURCHASE AGREEMENT--0.82%
$  3,040    Repurchase agreement dated 11/30/99 with State Street
            Bank & Trust Company, collaterlized by $3,100,000
            U.S. Treasury Notes, 5.750% due 11/15/00 (value--
            $3,103,875); proceeds: $3,040,475
            (cost--$3,040,000)...................................  12/01/99     5.620%        3,040,000
                                                                                          -------------
Total Investments (cost--$569,545,740)--137.90%..................                           512,801,619
Liabilities in excess of other assets--(37.90)%..................                          (140,940,845)
                                                                                          -------------
Net Assets--100.00%..............................................                         $ 371,860,774
                                                                                          =============

---------------

# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++ Illiquid securities representing 1.7% of net assets. These securities are valued at fair value as determined in good faith by a valuation committee under the direction of the Fund's board of directors.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing securities.
(b)  Bond interest in default.

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                 NOVEMBER 30, 1999(UNAUDITED)

ASSETS
Investments in securities, at value (cost--$569,545,740)....    $ 512,801,619
Cash........................................................           52,787
Interest receivable.........................................       12,474,025
Unrealized appreciation on interest rate swap...............          218,383
                                                                -------------
Total assets................................................      525,546,814
                                                                -------------

LIABILITIES
Bank loan payable...........................................      150,000,000
Payable for investments purchased...........................        2,427,614
Payable for interest on bank loan...........................          742,836
Payable to investment adviser and administrator.............          292,236
Accrued expenses and other liabilities......................          223,354
                                                                -------------
Total liabilities...........................................      153,686,040
                                                                -------------

NET ASSETS
Capital Stock--$0.001 par value; 200,000,000 shares
  authorized; 31,858,628 shares issued and outstanding......      474,998,612
Undistributed net investment income.........................        5,858,830
Accumulated net realized loss from investment
  transactions..............................................      (52,470,930)
Net unrealized depreciation of investments and interest rate
  swap......................................................      (56,525,738)
                                                                -------------
Net assets applicable to shares outstanding.................    $ 371,860,774
                                                                =============
Net asset value per share...................................           $11.67
                                                                =============

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF OPERATIONS

                                                                     FOR THE
                                                                    SIX MONTHS
                                                                      ENDED
                                                                NOVEMBER 30, 1999
                                                                   (UNAUDITED)
                                                                ------------------
INVESTMENT INCOME:
Interest and dividends......................................       $ 30,575,696
                                                                   ------------

EXPENSES:
Interest expense, loan commitment and other fees............          4,252,192
Investment advisory and administration......................          1,827,517
Legal and audit.............................................            180,716
Custody and accounting......................................            157,956
Report and notices to shareholders..........................             54,439
Directors' fees.............................................              5,250
Transfer agency and service fees............................              3,675
Other expenses..............................................             29,877
                                                                   ------------
                                                                      6,511,622
                                                                   ------------
Net investment income.......................................         24,064,074
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized loss from investment transactions..............        (18,814,575)
Net change in unrealized appreciation/depreciation of:
    Investments.............................................         (3,143,743)
    Interest rate swap......................................            134,952
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT
  ACTIVITIES................................................        (21,823,366)
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $  2,240,708
                                                                   ============

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND PLUS INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                FOR THE
                                               SIX MONTHS       FOR THE PERIOD
                                                 ENDED          JUNE 26, 1998+
                                           NOVEMBER 30, 1999       THROUGH
                                              (UNAUDITED)        MAY 31, 1999
                                          --------------------  --------------
FROM OPERATIONS:
Net investment income...................      $ 24,064,074       $ 44,144,492
Net realized loss from investment
  transactions..........................       (18,814,575)       (33,656,355)
Net change in unrealized
  appreciation/depreciation of
  investments and interest rate swap....        (3,008,791)       (53,516,947)
                                              ------------       ------------
Net increase (decrease) in net assets
  resulting from operations.............         2,240,708        (43,028,810)
                                              ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................       (23,828,475)       (38,535,123)
                                              ------------       ------------

COMMON STOCK TRANSACTIONS:
Net proceeds from the sale of shares....         --               460,575,000
Proceeds from dividends reinvested......         4,519,779          9,817,675
                                              ------------       ------------
Net increase in net assets from capital
  stock transactions....................         4,519,779        470,392,675
                                              ------------       ------------
Net increase (decrease) in net assets...       (17,067,988)       388,828,742

NET ASSETS:
Beginning of period.....................       388,928,762            100,020
                                              ------------       ------------
End of period (including undistributed
  net investment income of $5,858,830
  and $5,623,231, respectively).........      $371,860,774       $388,928,762
                                              ============       ============

---------------

+    Commencement of operations

                 See accompanying notes to financial statements

MANAGED HIGH YIELD PLUS FUND INC.

STATEMENT OF CASH FLOWS

                                                         FOR THE
                                                       SIX MONTHS
                                                          ENDED
                                                    NOVEMBER 30, 1999
                                                       (UNAUDITED)
                                                    -----------------
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest received.................................    $  24,937,632
Operating expenses paid...........................       (2,162,396)
Interest paid.....................................       (4,206,486)
Sale of short-term portfolio investments, net.....        4,413,000
Purchase of long-term portfolio investments.......     (168,761,592)
Sale of long-term portfolio investments...........      160,072,979
                                                      -------------
Net cash provided from operating activities.......       14,293,137
                                                      -------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders....................      (23,828,475)
Proceeds from bank loan...........................        5,000,000
Proceeds from capital stock transactions..........        4,519,779
                                                      -------------
Net cash used for financing activities............      (14,308,696)
                                                      -------------
Net decrease in cash..............................          (15,559)
Cash at beginning of period.......................           68,346
                                                      -------------
Cash at end of period.............................    $      52,787
                                                      =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from
  operations......................................    $   2,240,708
                                                      -------------
Decrease in investments, at value.................       14,835,443
Decrease in receivable for investments sold.......        6,492,440
Increase in interest receivable...................             (152)
Increase in receivable for interest rate swap.....           (3,083)
Increase in unrealized appreciation on interest
  rate swap.......................................         (134,952)
Decrease in other assets..........................           51,148
Decrease in payable for investments purchased.....       (9,280,007)
Increase in payable for interest on bank loan.....           67,060
Decrease in payable to investment adviser and
  administrator...................................          (30,425)
Decrease in payable for interest rate swap........          (21,354)
Increase in accrued expenses & other
  liabilities.....................................           76,311
                                                      -------------
Total adjustments.................................       12,052,429
                                                      -------------
Net cash used for operating activities............    $  14,293,137
                                                      =============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. Direct expenses of $1,071,662 relating to the public offering of the Fund's shares were paid by PaineWebber Incorporated ("PaineWebber") at the time of issuance.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

BORROWINGS

  The Fund has a $200 million dollar committed credit facility ("facility"). Under the terms of the facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the unused portion of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Fund has pledged assets in the amount of $387,407,690 at November 30, 1999 as collateral for the bank loan.

  For the six months ended November 30, 1999, the Fund borrowed a daily weighted average balance of $142,945,355 at an interest rate of 5.63%.

INTEREST RATE SWAP AGREEMENT

  The Fund entered into an interest rate swap to protect itself from interest rate fluctuations on a portion of its borrowings. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to interest rates for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

  Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

  The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

  At November 30, 1999, the Fund had an outstanding interest rate swap contract with the following terms:

                                                        RATE TYPE
                                                        ---------
      NOTIONAL            TERMINATION       PAYMENTS MADE     PAYMENTS RECEIVED      UNREALIZED
       AMOUNT                 DATE           BY THE FUND         BY THE FUND        APPRECIATION
      --------            -----------       -------------     -----------------     ------------
     $20,000,000            3/16/01             5.5125%             5.5100%+          $218,383

-------------

+   Rate based on LIBOR (London Interbank Offered Rate).

CONCENTRATION OF RISK
  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its Shares.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

INVESTMENT ADVISER AND ADMINISTRATOR
  The Fund has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. The Advisory Contract provides Mitchell Hutchins with a fee, computed weekly and payable monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

INVESTMENTS IN SECURITIES
  For federal income tax purposes, the cost of securities owned at November 30, 1999 was substantially the same as the cost of securities for financial statement purposes.
  At November 30, 1999, the components of the net unrealized depreciation of investments were as follows:

Gross depreciation (investments having an excess of cost
  over value)...............................................  $(69,185,077)
Gross appreciation (investments having an excess of value
  over cost)................................................    12,440,956
                                                              ------------
Net unrealized depreciation of investments..................  $(56,744,121)
                                                              ============

  For the six months ended November 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $159,481,585 and $153,580,539, respectively.

FEDERAL TAX STATUS
  The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
  At November 30, 1999, the Fund had a net capital loss carryover of $9,728,324 that will expire by May 31, 2007. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $23,622,273 of net realized capital losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on June 1, 1999.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 31,858,628 shares of common stock outstanding, 7,754 shares are owned by Mitchell Hutchins.
  Transactions in shares of common stock were as follows:

                                                              SHARES                      AMOUNT
                                                            -----------                ------------
Six Months Ended November 30, 1999
Dividends reinvested.................................           369,345                $  4,519,779
                                                            ===========                ============
Period June 26, 1998 through May 31, 1999
Shares issued........................................        30,705,000                $460,575,000
Dividends reinvested.................................           777,615                   9,817,675
                                                            -----------                ------------
Net increase.........................................        31,482,615                $470,392,675
                                                            ===========                ============

MANAGED HIGH YIELD PLUS FUND INC.

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                   FOR THE
                                                                  SIX MONTHS       FOR THE PERIOD
                                                                    ENDED          JUNE 26, 1998+
                                                              NOVEMBER 30, 1999       THROUGH
                                                                 (UNAUDITED)        MAY 31, 1999
                                                              ------------------   --------------
Net asset value, beginning of period........................      $    12.35         $    15.00
                                                                  ----------         ----------
Net investment income.......................................            0.76               1.42
Net realized and unrealized loss on investments.............           (0.69)             (2.83)
                                                                  ----------         ----------
Net increase (decrease) from investment operations..........            0.07              (1.41)
                                                                  ----------         ----------
Dividends from net investment income........................           (0.75)             (1.24)
                                                                  ----------         ----------
Net asset value, end of period..............................      $    11.67         $    12.35
                                                                  ==========         ==========
Market value, end of period.................................      $    10.69         $    12.31
                                                                  ==========         ==========
Total investment return (1).................................           (7.40)%            (9.37)%
                                                                  ==========         ==========
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................      $  371,861         $  388,929
Expenses to average net assets**............................            3.44%*             3.02%*
Net investment income to average net assets.................           12.72%*            11.82%*
Portfolio turnover rate.....................................              30%                52%
Asset coverage++............................................      $    3,479         $    3,682

---------------

+  Commencement of operations

++  Per $1,000 of bank loans outstanding

*  Annualized

** This ratio includes 2.25% and 1.87% related to interest expense for the six months ended November 30, 1999 and for the period June 26, 1998 through May 31, 1999, respectively which represents the cost of leverage to the Fund.

(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of the period reported and a sale at market value on the last day of the period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(UNAUDITED)

THE FUND

  Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $66 billion in assets under management as of December 31, 1999.

SHAREHOLDER INFORMATION

  The NYSE ticker symbol for the Managed High Yield Plus Fund Inc. is "HYF." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

  An annual meeting of shareholders of the Fund was held on September 16, 1999. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic
V. Malek, Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent accountants for the Fund for the fiscal year ending May 31, 2000.

PROPOSAL 1

  To vote for or against the election of:

                                          SHARES FOR VOTED   SHARES WITHHELD AUTHORITY
                                          ----------------   -------------------------
Margo N. Alexander......................   30,913,279.944           342,826.000
Richard Q. Armstrong....................   30,928,374.944           327,731.000
E. Garrett Bewkes, Jr...................   30,912,289.944           343,816.000
Richard R. Burt.........................   30,926,376.944           329,729.000
Mary C. Farrell.........................   30,927,490.944           328,615.000
Meyer Feldberg..........................   30,928,980.944           327,125.000
George W. Gowen.........................   30,925,787.185           330,318.759
Frederic V. Malek.......................   30,919,230.944           336,875.000
Carl W. Schafer.........................   30,926,505.944           329,600.000
Brian M. Storms.........................   30,922,977.944           333,128.000

PROPOSAL 2

                                                             SHARES FOR VOTED   SHARES AGAINST   SHARES ABSTAIN
                                                             ----------------   --------------   --------------
Ratification of the selection of Ernst & Young LLP as the
independent auditors of the Fund for the fiscal year ending
May 31, 2000...............................................   30,959,908.944      119,766.000      176,431.000

MANAGED HIGH YIELD PLUS FUND INC.

YEAR 2000 RISKS

  Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

  Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

  In addition, issuers of securities in which the Fund invests may be adversely affected by Year 2000 related problems. This could have an impact on the value of the Fund's investments and share price.

DISTRIBUTION POLICY

  The fund's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  The Transfer Agent will serve as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the Transfer Agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Transfer Agent will acquire Shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Transfer Agent will invest the dividend amount in newly issued Shares on behalf of

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MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(UNAUDITED)(CONTINUED)

the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share (but in no event less than 95% of the then current market price per Share) on the date the Shares are issued. If, on the dividend payment date, the net asset value per Share is greater than the market value per Share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Transfer Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases. The number of outstanding Shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per Share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market.

  In the event of a market discount on the dividend payment date, the Transfer Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Transfer Agent has completed its open-market purchases, the market price of a Share, plus estimated brokerage commissions, exceeds the net asset value per Share, the average per Share purchase price paid by the Transfer Agent may exceed the Fund's net asset value per Share, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the Transfer Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Transfer Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions. The Transfer Agent will maintain all Shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan.
There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends in Shares will not relieve participants of any income tax that may be payable on such dividends.

  Shareholders who participate in the Plan may receive benefits not available to Shareholders who do not participate in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividends they would have received on their Shares. If the market price plus commissions is below

MANAGED HIGH YIELD PLUS FUND INC.

GENERAL INFORMATION(UNAUDITED)(CONCLUDED)

the net asset value, participants will receive dividends in Shares with a net asset value greater than the value of any cash dividends they would have received on their Shares. However, there may be insufficient Shares available in the market to distribute dividends in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS
E. Garrett Bewkes, Jr.
CHAIRMAN
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell

Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms


PRINCIPAL OFFICERS
Margo N. Alexander
PRESIDENT
Victoria E. Schonfeld
VICE PRESIDENT
Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER
Thomas J. Libassi
VICE PRESIDENT
Dennis McCauley
VICE PRESIDENT


INVESTMENT ADVISER AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALES OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

MANAGED HIGH

YIELD PLUS FUND INC.

SEMIANNUAL REPORT

NOVEMBER 30, 1999

[LOGO](C)2000 PaineWebber Incorporated
Member SIPC
All rights reserved.